Exhibnit 10.4
                          CONSULTING SERVICES AGREEMENT
                             (TERMS AND CONDITIONS)

This is a CONSULTING AGREEMENT (this "Agreement") between The Bluebook International, Inc. ("Customer") and G. A. Sullivan ("Consultant") and consists of these Terms and Conditions and all Attachments hereto and Schedules thereto that are executed by Customer and Consultant from time to time.


Customer and Consultant agree as follows:


                                   Section One
                                STATEMENT OF WORK


1.1 Consultant agrees to provide consulting services to Customer (referred to in this Agreement as "Consultant's Services") as described in one or more Attachments hereto titled STATEMENT OF WORK. The Statement of Work will include those items, if any, described in the Attachment as "Deliverables," that Consultant is required to deliver to Customer. All Statements of Work shall be consecutively numbered as Attachment A-1, A-2, A-3, and so forth. All properly executed Statements of Work constitute a material part of this Agreement and are incorporated by reference into this Agreement.


1.2 To enable Consultant to perform Consultant's Services, Customer shall give Consultant local and remote access to Customer's computer systems, staff and resources as necessary for Consultant to perform Consultant's Services, Customer shall obtain authorization for Consultant's local and remote access to any third party computer systems necessary to perform Consultant's Services, and Customer shall timely perform the tasks described as "Customer's Responsibilities," if any, in the Attachment hereto titled Statement of Work.


1.3 Consultant shall provide and make available to Customer such resources as shall be necessary to perform the Consultant's Services.


1.4 Customer agrees to provide working space and facilities, and any other services and materials Consultant or its personnel may reasonably request in order to perform the work assigned to them. All work shall be performed at Customer's facilities unless otherwise mutually agreed and shall be performed in a workmanlike and professional manner by employees of Consultant having a level of skill in the area commensurate with the requirements of the scope of work to be performed. Consultant shall make sure its employees at all times observe security and safety policies of Customer.


1.5 Consultant will try to accommodate work Schedule requests to the extent possible. Should any personnel of Consultant be unable to perform any of Consultant's Services because of illness, resignation, or other causes beyond Consultant's reasonable control, Consultant will attempt to replace such employee within a reasonable time, but Consultant shall not be liable for delays resulting from factors beyond its control.

1.6 Customer will advise Consultant of the individuals to whom Consultant's personnel will report for purposes of day-to-day work assignments. Customer and Consultant shall develop appropriate administrative procedures for coordinating with Consultant's personnel. Customer shall periodically prepare an evaluation of the performance of Consultant's personnel. Should Customer not be satisfied with the performance of one or more of Consultant's personnel, Customer may request, on reasonable notice, that Consultant terminate their assignment to Customer's work as set forth under Section Two (2.1) hereafter. Consultant shall use all reasonable efforts to promptly replace such employee(s) with substitute employee(s) having appropriate skills and training.


1.7 Consultant may subcontract all or any portion of Consultant's Services, provided that any subcontractors are bound by confidentiality, non-use and non-circumvention agreements or undertakings respecting the subject matter of Sections Five and Six hereunder and Consultant's obligations thereunder as and to the same extent as Consultant.


                                   Section Two
                              TERM AND TERMINATION


2.1 This Agreement shall commence on the effective date of its execution, and unless modified by mutual agreement of the parties or terminated earlier pursuant to the terms of this Agreement, shall remain in effect until terminated by either Customer or Consultant upon two (2) weeks written notice.


2.2 Upon termination of this Agreement for any reason, Consultant shall promptly return to Customer all copies of any Customer Confidential Information (as defined in Section 6.2). Consultant shall also furnish to Customer all work in progress or portions thereof, including all incomplete work, subject to provisions of Section Five.


2.3 Within thirty (30) days after termination of this Agreement for any reason, Consultant shall submit to Customer an itemized invoice for any fees or expenses theretofore accrued under this Agreement. Customer, upon payment of accrued amounts so invoiced, shall have no further liability or obligation to Consultant whatsoever for any further fees, expenses, or other payment.


2.4 Sections 2.3, 5, 6, 7, 8 and 9 shall survive the termination of this Agreement.


                                  Section Three
                           FEES, EXPENSES, AND PAYMENT


3.1 In consideration of the Consultant's Services to be performed, Customer shall pay Consultant fees according to the rates set forth in Schedules to the applicable Statements of Work, titled Schedule of Fees.


3.2 The fees and charges for any follow-on work not provided for in the Schedule of Fees shall be performed at Consultant's then-current rates for such work.


3.3 Customer shall pay the amounts agreed to herein upon receipt of invoices which shall be sent by the Consultant. Customer will be invoiced bi-weekly and shall remit invoice amounts within fifteen (15) days of receipt of same.


3.4 Unless otherwise provided in the Schedule of Fees, Consultant maintains the right to adjust fees and charges as necessary to reflect current fair market rates. Such adjustments will be communicated to Customer and agreed upon by both parties before adjusted fees and/or charges thereunder are incurred.


                                  Section Four
                             TREATMENT OF PERSONNEL

4.1 The parties acknowledge that Consultant is an independent contractor and that nothing herein shall create a partnership, joint venture, agency or employer-employee relationship between them. As neither Consultant nor its personnel are Customer's employees, Consultant shall bear sole responsibility for payment of compensation to its personnel. Consultant shall pay and report, for all personnel assigned to Customer's work, federal and state income tax withholding, social security taxes, and unemployment insurance applicable to such personnel as employees of Consultant. Consultant shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits, if any, to which such personnel may be entitled. Consultant agrees to defend, indemnify, and hold harmless Customer, its officers, directors, employees, and agents of Customer's benefit plans from and against any claims, liabilities, or expenses relating to such benefits, provided that Customer shall promptly notify Consultant of each such claim when and as it comes to Customer's attention. Customer shall cooperate with Consultant in the defense and resolution of such claim and Customer shall not settle or compromise any such claim without Consultant's prior written consent, such consent not to be unreasonably withheld.

4.2 Notwithstanding any other worker's compensation or insurance policies maintained by Customer; Consultant shall procure and maintain workers' compensation coverage sufficient to meet the statutory requirements of every state where Consultant's personnel assigned to Customer's work are located.


                                  Section Five
                          INTELLECTUAL PROPERTY RIGHTS


5.1  As  between  Customer  and  Consultant,  except as set forth  below in this
     Section 5, all right, title, and interest in and to the progress, systems, data, or materials used or produced by Consultant in the performance of the services called for in this Agreement shall remain or become the property of Customer.

5.2 All right, title, and interest in and to all Deliverables, including all rights in copyrights or other intellectual property rights pertaining thereto, shall be held by Customer, and all Deliverables shall, to the extent possible, be considered works made by Consultant for hire for the benefit of Customer. Consultant shall mark all Deliverables with Customer's copyright or other proprietary notice as directed by Customer and shall take all actions deemed necessary by Customer to perfect Customer's rights therein. In the event that the Deliverables cannot constitute work made by Consultant for hire for the benefit of Customer under applicable law, or in the event that Consultant should otherwise retain any rights to any Deliverables, Consultant agrees to assign, and upon creation thereof automatically assigns, all right, title, and interest in and to such Deliverables to Customer, without further consideration. Consultant agrees to execute any documents of assignment or registration of copyright requested by Customer respecting any and all Deliverables.

                                   Section Six
                            CONFIDENTIAL INFORMATION


6.1 Consultant and Customer acknowledge that in the course of the performance of Consultant's Services each party may acquire Confidential Information belonging to the other, much of which has been developed at great expense and with considerable effort of skilled professionals. Consultant and Customer further acknowledge that the

     Deliverables will of necessity incorporate such Confidential Information. The parties agree to hold the Confidential Information of the other in strictest confidence and not to copy, reproduce, sell, assign, license, market, transfer, give or otherwise disclose of it to employees and subcontractors (other than as necessary for performance of the Consultant's Services or Customer Responsibilities) or to third parties, or to use such information for any purposes whatsoever except as necessary for performance of the Consultant's Services or Customer Responsibilities, without the express written permission of the other party, and to advise each of their employees, agents and representatives of their obligations to keep such information confidential. The parties shall use reasonable efforts to advise each other immediately in the event that either learns or has reason to believe that any person who has had access to Confidential Information has violated or intends to violate the terms of this Agreement, and will reasonably cooperate in seeking injunctive relief against any such person.


6.2 The term "Confidential Information" means any data, information, design, process, procedure, formula, or improvement that a party deems to be proprietary and confidential and which either is commercially valuable or is specifically designated by such party as confidential, but does not include information which is (i) generally known to non-parties active in the relevant art, business or science, (ii) information which is easily ascertainable by non-parties of ordinary skill in the relevant art, business or science,  and (iii)  information  that has been  disclosed by a third party whose disclosure did not violate an obligation of non-disclosure binding on such third party.


                                  Section Seven
                     WARRANTIES AND LIMITATION OF LIABILITY


7.1 Consultant warrants that Consultant's Work Product and its use by Customer as provided herein will not violate the Intellectual Property Rights of any third party.


7.2 Consultant further warrants that Consultant's Services will be performed and Deliverables prepared in a workmanlike manner and will conform to the requirements specified in the Attachment hereto titled Statement of Work and any Schedules thereto.


7.3 THE WARRANTIES IN SECTIONS 7.1 AND 7.2 ABOVE ARE THE ONLY WARRANTIES MADE BY CONSULTANT. CONSULTANT EXPRESSLY DISCLAIMS, AND CUSTOMER HEREBY EXPRESSLY WAIVES, ALL EXPRESS WARRANTIES AND ALL WARRANTIES, DUTIES AND OBLIGATIONS IMPLIED IN LAW, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CONSULTANT DOES NOT WARRANT THAT
     CONSULTANT'S  WORK PRODUCT,  INCLUDING  DELIVERABLES,  WILL MEET CUSTOMER'S
     REQUIREMENTS OR THAT THE OPERATION OF THE CUSTOMER'S COMPUTER SYSTEMS OR ANY SOFTWARE OR SOFTWARE MODIFICATIONS INCLUDED IN THE DELIVERABLES WILL BE UNINTERRUPTED OR ERROR-FREE.


7.4 This Section applies if the Attachment hereto titled Statement of Work describes the identification of security and privacy issues as being included in Consultant's Services. Customer acknowledges that Consultant's Services are subject to a number of factors beyond the control of Consultant, such as the age, complexity and uniqueness of the Customer Systems, the compatibility of the assessment tools to be used by Consultant with the Customer Systems, the development of new technology and the interaction of the Customer Systems with third party software. Therefore, Consultant does not warrant that Consultant's Services will identify or isolate all potential security or privacy issues in the Customer Systems, or prescribe or provide a corrective procedure in every case that is identified or isolated. Customer also acknowledges that Consultant's Evaluation Services are based on assessments of the Customer Systems, which assessments may be based on information provided by, or developed by, a third party or may be based on outdated information, or otherwise by their nature may not be complete, current or accurate, and Consultant's Remedial Services will be based on Customer's subjective determination of its future needs, constraints and business plans, on Customer's choice as to how Customer does or does not wish to address security threats and privacy issues in the Customer Systems, and Customer's choice of method to perform Remedial Services, all as communicated to Consultant. Therefore Consultant does not warrant that Consultant's Services or any Deliverables will remediate all security and privacy issues.


7.5 EXCEPT WITH RESPECT TO SECTION 5 (INTELLECTUAL PROPERTY RIGHTS) OR SECTION 6 (CONFIDENTIAL INFORMATION) HEREOF, CONSULTANT SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR CONSEQUENTIAL, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY EVENT, THE LIABILITY OF CONSULTANT TO CUSTOMER FOR ANY REASON AND UPON ANY CAUSE OF ACTION OR CLAIM SHALL BE LIMITED TO THE AMOUNT PAID TO CONSULTANT BY CUSTOMER HEREUNDER. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION OR CLAIMS IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION, CLAIMS FOR FAILURE TO EXERCISE DUE CARE IN THE PERFORMANCE OF SERVICES HEREUNDER AND OTHER TORTS. FURTHER, NO CAUSE OF ACTION WHICH ACCRUED MORE THAN TWO
     (2) YEARS PRIOR TO THE FILING OF A SUIT ALLEGING SUCH CAUSE OF ACTION MAY BE ASSERTED AGAINST CONSULTANT. BOTH PARTIES UNDERSTAND AND AGREE THESE LIMITATIONS AND EXCLUSIONS REPRESENT THE PARTIES AGREEMENT AS TO THE ALLOCATION OF RISK BETWEEN THE PARTIES IN CONNECTION WITH CONSULTANT'S OBLIGATIONS UNDER THIS AGREEMENT. THE FEES PAYABLE TO CONSULTANT HEREUNDER REFLECT, AND ARE SET IN RELIANCE UPON, THE ALLOCATION OF RISK AND THE EXCLUSION OF CONSEQUENTIAL DAMAGES AND LIMITATIONS OF LIABILITY HEREIN.


7.6 Consultant shall not be liable for any delay or failure to carry out services provided hereunder if such delay or failure is due to any cause beyond the control of Consultant, other governmental directives, labor disputes, acts of God, acts of third-party vendors, carriers or suppliers, third-party mechanical or other equipment breakdowns, fire, explosions, fiber optic cable cuts, storm, or other similar events.


                                  Section Eight
                                  MISCELLANEOUS

8.1 This agreement shall be governed and construed in all respects in accordance with the laws of the State of Missouri as they apply to a contract entered into and performed in that State.


8.2 All notices required or permitted hereunder shall be given in writing addressed to the respective parties as set forth herein, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail.


8.3 This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.


                                  Section Nine
                                NON-SOLICITATION


9.1 Each of the parties hereto agrees that, while Consultant's Services are being performed, and for a period of one hundred eighty (180) days following the termination of this Agreement, neither party will, except with the other party's prior written approval, solicit or offer employment to the other party's employees.


Executed effective March 24, 2003.




                G. A. SULLIVAN The Bluebook Intl., Inc.


  Mark Munie                                               Mark Josipovich
  --------------------------------------------            --------------------------------------------
  (Typed Name)                                            (Typed Name)


  /s/ Mark W. Munie                                       /s/ Mark Josipovich
  --------------------------------------------            --------------------------------------------
  (Signature) (Signature)

  VP of Industry Solutions                                CEO/President
  --------------------------------------------            --------------------------------------------
  (Title) (Title)

   3-27-03                                                 3-26-03
  --------------------------------------------            --------------------------------------------
  (Date)                                                   (Date)

  --------------------------------------------            --------------------------------------------
  Notice Address:                                         Notice Address:
  Mark Munie                                              Mark Josipovich
  G. A. Sullivan                                          The Bluebook International, Inc.
  55 West Port Plaza, Suite 100                           21098 Bake Parkway, Ste. 100
  St. Louis, Missouri  63146-3113                         Lake Forest, CA 92630
  Tel#:  314-213-5600                                     Tel#:  949-470-9534
  Fax#:  314-213-5700                                     Fax#:  949-470-9563


                          CONSULTING SERVICES AGREEMENT
                                  ATTACHMENT A-

                                Statement of Work


This is an Attachment to the Terms and Conditions of the Consulting Services Agreement between The Bluebook International, Inc. ("Customer") and G. A. Sullivan ("Consultant") effective March 24, 2003.

Consultant will provide to Customer the following Consultant's Services:

1. Configure and implement the Customer .NET application within Consultant development environment. The Consultant will spend time becoming familiar with the architecture, database structure, and functionality.

2. Once the Consultant has successfully configured the .NET application and can successfully operate the application behind the Consultant's firewall, the application will be made available to Internet users outside the Consultant's firewall.

3. The .NET application will be available from the Internet 24 hours per day. Please note: Internet hosting is not the Consultant's primary business activity. Even though the Consultant does not expect problems to surface, the Consultant is unable to make guarantees with regard to 100% uptime. Based on the Consultant's experience in similar situations, when problems do occur the Consultant has been able to correct the situation within two to four hours.

4. The Consultant is available to provide .NET programming expertise make modifications and enhancements to the application, if so directed by the Customer.

5. The Consultant is available to serve as an expert .NET resource for Customer in pursuit of new business opportunities. These activities could include technical sales support, systems integration, or custom .NET application development.

Executed effective March 24, 2003.



           G. A. SULLIVAN                                        THE BLUEBOOK INTL., INC.
  Mark Munie
  --------------------------------------------            --------------------------------------------
  (Typed Name)                                            (Typed Name)


   /s/ Mark W. Munie
  --------------------------------------------            --------------------------------------------
  (Signature)                                              (Signature)

  VP of Industry Solutions
  --------------------------------------------            --------------------------------------------
  (Title)                                                  (Title)

  3-27-2003
  --------------------------------------------            --------------------------------------------
  (Date)                                                   (Date)

  --------------------------------------------            --------------------------------------------
  Notice Address:                                         Notice Address:
  Mark Munie                                              Mark Josipovich
  G. A. Sullivan                                          The Bluebook International, Inc.
  55 West Port Plaza, Suite 100                           21098 Bake Parkway, Ste. 100
  St. Louis, Missouri  63146-3113                         Lake Forest, CA 92630
  Tel#:  314-213-5600                                     Tel#:  949-470-9534
  Fax#:  314-213-5700                                     Fax#:  949-470-9563


                         Schedule A to Statement of Work

                                Schedule of Fees

This  is a  Schedule  to  Attachment  A-1 to the  Terms  and  Conditions  of the
Consulting   Services  Agreement  between  The  Bluebook   International,   Inc.
("Customer") and G. A. Sullivan ("Consultant") effective March 24, 2003.

Consultant shall provide the services described in the above referenced Statement of Work, beginning March 24, 2003, at the rates listed in the table below.


---------------------------------------------------------------------
            CONSULTANT                  RATE
---------------------------------------------------------------------
---------------------------------------------------------------------
 Senior.Net Engineer               $ 125
---------------------------------------------------------------------
 Internet Systems Engineer         $ 125
---------------------------------------------------------------------



         G. A. SULLIVAN                                             THE BLUEBOOK INTL., INC.
  Mark Munie                                               Brian C. Jones
  --------------------------------------------            --------------------------------------------
  (Typed Name)                                            (Typed Name)


  /s/ Mark W. Munie                                        /s/ Brian C. Jones
  --------------------------------------------            --------------------------------------------
  (Signature) (Signature)

  VP of Industry Solutions                                 Executive Vice President
  --------------------------------------------            --------------------------------------------
  (Title)                                                 (Title)

   3-27-2003                                               3-27-2003
  --------------------------------------------            --------------------------------------------
  (Date) (Date)

  --------------------------------------------            --------------------------------------------
  Notice Address:                                         Notice Address:
  Mark Munie                                              Mark Josipovich
  G. A. Sullivan                                          The Bluebook International, Inc.
  55 West Port Plaza, Suite 100                           21098 Bake Parkway, Ste. 100
  St. Louis, Missouri  63146-3113                         Lake Forest, CA 92630
  Tel#:  314-213-5600                                     Tel#:  949-470-9534
  Fax#:  314-213-5700                                     Fax#:  949-470-9563
